EXHIBIT 10.8

Lease Agreement between FZC and Ajman Fee Zone Authority dated August 28, 2021

منطقة عجمان الحرة
Ajman Free Zone

**OFFICE LEASE**

**عقد إيجار مكتب**

dated **AUGUST 28, 2021**

بتاريخ **AUGUST 28, 2021**

by

بين كل من:

**[AJMAN FREE ZONE]**

**(منطقة عجمان الحرة)**

and

و

**[FERRET CONSULTING F.Z.C]**

**(فيريت كونسلتنج ش.م.ح)**

**relating to the lease of OFFICE located in Ajman Free Zone, Ajman, United Arab Emirates**

**بخصوص إيجار مكتب يقع في منطقة عجمان الحرة، عجمان، الامارات العربية المتحدة**

منطقة عجمان الحرة
Ajman Free Zone

| **LEASE PARTICULARS** | | | **تفاصيل عقد الايجار:** |
|---|---|---|---|
| Date: | **August 28, 2021** | **August 28, 2021** | التاريخ: |
| Landlord: | Ajman Free Zone Authority, an entity established pursuant to Decree 2014/2 of the Emirate of Ajman whose registered office is at Ajman, United Arab Emirates ("**Landlord**"); and | منطقة عجمان الحرة،، هيئة تم تأسيسها بموجب المرسوم 2014 2 لإمارة عجمان وعنوان مكتبها المسجل في عجمان، الامارات العربية المتحدة ("**المالك**")؛ و | المالك: |
| Tenant: | **FERRET CONSULTING F.Z.C** incorporated and registered in Ajman free zone with company license number **19136** whose registered office is at Ajman ("**Tenant**").<br><br>(Together the Landlord and the Tenant are hereinafter referred to as the "**Parties**"). | **فيريت كونسلتنج ش.م.ح** ، شركة تم تأسيسها وتسجيلها في منطقة عجمان الحرة برخصة الشركة رقم **19136** وعنوان مكتبها المسجل في عجمان ("المستأجر").<br>(معاً المالك والمستأجر يشار إليهما هنا فيما بعد بـ "الأطراف") | المستأجر: |
| OFFICE: | **Office - E1-604 B** located on the 6 floor of the Building. | **Office - E1-604 B** الكائن في الطابق 6 من المبنى. | المكتب : |
| Building: | **Amberjim** | **Amberjim** | المبنى: |
| Term: | 1 year(s) from the Commencement Date and expiring on the Expiry Date (subject to earlier termination and any renewal in accordance with the terms of this Lease). | 1 عاما اعتبارا من تاريخ البدء وتنتهي في تاريخ الانتهاء (ويخضع ذلك لأي إنهاء مبكر وأي تجديد طبقا لشروط عقد الإيجار هذا). | المدة: |
| Commencement Date: | **August 28, 2021** | **August 28, 2021** | تاريخ البدء: |
| Expiry Date: | **August 27, 2022** | **August 27, 2022** | تاريخ الانتهاء: |
| Rent: | **11,840.00** United Arab Emirates Dirhams (AED) per annum. | **11,840.00** درهم إماراتي في العام. | الايجار: |
| Permitted Use: | Business use only. | يستخدم للأعمال فقط. | الاستخدام المصرح به: |

**Lease**

**عقد الايجار**

This Lease is dated August 28, 2021

تم إبرام هذا العقد بتاريخ August 28, 2021

**Between the LANDLORD and the TENANT**

**فيما بين المالك والمستأجر**

It is agreed as follows:

وقد جرى الاتفاق على النحو التالي:

## 1. Definitions and Interpretation

## 1. التعريفات والتفاسير

1.1 In this Lease, unless the context otherwise requires, the following definitions shall apply:

**1-1** في هذا العقد، ومالم يقتض السياق خلاف ذلك، تنطبق التعريفات التالية:

"**AED**" means United Arab Emirates Dirhams, the legal currency of the United Arab Emirates.

"**درهم**" يعني درهم الإمارات العربية المتحدة، العملة القانونية لدولة الإمارات العربية المتحدة.

"**Affiliate**" means with respect to the Landlord and the Tenant, any other person (individual, corporation, Limited Liability Company, association, partnership, trust or other) directly or indirectly (through one or more intermediaries) controlling, controlled by or under common control with the Landlord or the Tenant, as the case may be. For the purposes hereof "**control**", "**controlling**" and "**controlled**" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity (whether through ownership of voting securities, by agreement or otherwise) by any person (individual, corporation, partnership, trust or other) directly or indirectly (through one or more intermediaries).

"**التابع/الشركة التابعة**" تعني بالنسبة للمالك والمستأجر، أي شخص آخر (فرد، مؤسسة، شركة محدودة المسؤولية، اتحاد، شراكة، ائتمان أو خلافه) يدير أو يُدار مباشرة أو على نحو غير مباشر (من خلال وسيط واحد أو أكثر) من قبل أو تحت إدارة المالك أو المستأجر بحسب مقتضى الحال. ولأغراض هذا التعريف فإن **إدارة، يدير** أو **يُدار** تعني الصلاحية - المباشرة أو غير المباشرة - لتوجيه أو الايعاز بتوجيه إدارة أي كيان والتأثير على سياسته سواء من خلال حق التصويت الناتج عن ملكية الأوراق المالية، أو بموجب اتفاق أو خلافه) من قبل أي شخص (فرد، مؤسسة، شراكة، ائتمان أو خلافه) مباشرة أو على نحو غير مباشر (من خلال وسيط واحد أو أكثر).

"**Ajman Free Zone Rules**" means those rules in force in the Ajman Free Zone which can be amended and updated in the Landlord's sole discretion.

"**منطقة عجمان الحرة**" تعني تلك القواعد السارية في منطقة عجمان الحرة والتي يمكن تعديلها وتحديثها وفقا لتقدير المالك وحده.

"**Applicable Laws**" means all laws, rules, regulations and ordinances in Ajman Free Zone, the Emirate of Ajman and the United Arab Emirates.

"**القوانين واجبة التطبيق**" تعني كافة القوانين والنظم واللوائح والأوامر في منطقة عجمان الحرة، إمارة عجمان والإمارات العربية المتحدة.

"**Authority**" means any statutory, public,

"**السلطة**" تعني أية سلطة قانونية أو عامة أو محلية أو أية

local or other competent authority or court of competent jurisdiction in the Emirate of Ajman and the United Arab Emirates.

سلطة مختصة أخرى أو محكمة ذات اختصاص في إمارة عجمان والإمارات العربية المتحدة.

"OFFICE" means the OFFICE set out in the Lease Particulars and the whole or any part of it as altered or added to from time to time.

"**المكتب**" يعني مكتب المبين في تفاصيل العقد وكل جزء منه أو أي جزء منه يتم تعديله أو الإضافة له من حين لآخر.

"**Business Day(s)**" means any day, other than a Friday or Saturday, on which clearing banks are open for business in the Emirate of Ajman.

"**يوم (أيام) العمل**" يعني أي يوم فيما عدا يوم الجمعة أو السبت، وتكون خلاله البنوك المخولة بعملية المقاصة مفتوحة للعمل في إمارة عجمان.

"**Common Parts**" means those parts and facilities of the Building not exclusively demised to any tenant and which are, from time to time, available for the common use of any of the tenants of the Building, their respective customers, visitors, contractors, suppliers and employees, and/or as used by the Landlord, including without limitation any of the following: forecourts, vehicular and pedestrian accesses, passages, stairways, circulation areas, passenger and goods lifts, landscaped areas, service areas, fire escapes, toilet facilities, storage areas, refuse collection and disposal areas, management and security areas, roads, car parking areas and car parking ramps.

"**المناطق المشتركة**" تعني تلك المناطق أو المرافق في المبنى غير المخصصة حصريا لأي مستأجر بعينه والتي تكون، من وقت لآخر، متاحة للاستخدام المشترك من قبل أي من المستأجرين في المبنى و/أو زبائنهم، زائريهم، مقاوليهم، مورديهم، وموظفيهم و/أو التي يستخدمها المالك، بما في ذلك دون تحديد، ما يلي: الفناءات المسوّرة مداخل المركبات والمشاة، الممرات، السلالم، أماكن الحركة، ، ، مصاعد الركاب والسلع، ، المناطق المُزينة، مناطق الخدمات، مخارج الحريق، الحمامات، مناطق التخزين، مناطق تجميع النفايات والتصرف فيها، أماكن الإدارة والأمن، الطرق، مواقف السيارات ومنحدرات مواقف السيارات.

"**Conduits**" means gutters, pipes, ducts, cables, aerials, tanks, sewers, drains, shafts, fire prevention and security installations and all other facilities of a similar nature together with all meters and other apparatus used in connection with them.

"**القنـــــــــوات**" تعني المزاريب، الأنابيب، القنوات، الأسلاك، الهوائيات، الخزانات، قنوات المصارف الصحية، المجاري، الأعمدة، تركيبات أجهزة مكافحة الحريق والمراقبة الأمنية، وكافة المرافق الأخرى ذات الطبيعة المشابهة مع كافة العدادات والمعدات الأخرى المستخدمة فيما يتعلق بذلك.

"**Control**" means, in relation to a body corporate, the power of a natural person to secure that the affairs of the body corporate are conducted in accordance with the wishes of that person:

"**إدارة**" تعني بالنسبة للكيانات الاعتبارية (الشركات)، صلاحية الشخص الطبيعي لضمان ممارسة شؤون الكيان الاعتباري وفقاً لرغبات ذلك الشخص:

(a) by means of the holding of shares, or the possession of voting power, in or in relation to that or any other body corporate; or

(أ) عن طريق امتلاك حصص أو حيازة صلاحيات تصويت في أو فيما يتصل بذلك الكيان أو أي كيان آخر؛ أو

(b) by virtue of any powers conferred by the constitutional or corporate documents, or any other document, regulating that or any other body corporate; and

(ب) طبقا للصلاحيات الممنوحة بموجب المستندات الدستورية أو مستندات الشركة أو أية مستندات أخرى تنظم ذلك الكيان أو أي كيان آخر؛ و

(c) in relation to an individual, the possession, directly or indirectly through one or more intermediaries, of the power to direct the management, policies or activities of a person, whether by contract, or otherwise,

(ت) فيما يتصل بأي فرد، الحصول، سواء على نحو مباشر أو غير مباشر عبر وسيط واحد أو أكثر، على صلاحية توجيه وإدارة سياسات أو أنشطة أي جهة سواء بموجب عقد أو خلافه،

and a "**Change of Control**" occurs if a person who Controls any body corporate or individual ceases to do so or if another person acquires Control of such body corporate or individual;

ويحدث "**تغيير الإدارة**" عند انقطاع أي شخص يدير أي كيان مشترك أو فردي عن القيام بذلك أو إذا استحوذ شخص آخر على إدارة ذلك الكيان المشترك أو الفردي؛

"**Landlord**" means the party so named in the Lease Particulars and any person from time to time entitled to the immediate reversion to this Lease.

"**المالك**" يعني الطرف المسمى "المالك" في تفاصيل الايجار وأي شخص آخر يحق له ذلك، من وقت لآخر، بمجرد انتهاء عقد الإيجار هذا.

"**Lease**" means this lease (including the schedules and appendices) as supplemented or varied in writing from time to time.

"**عقد الايجار**" يعني هذا العقد (شاملا الملاحق والمرفقات) التي يتم الحاقها أو تغييرها خطيا من وقت لآخر.

"**Other Charges**" means those other charges payable by the Tenant to the Landlord (including but not limited to those other charges relating to taxes, assessments, impositions, duties, charges, fees, outgoings and damages to the OFFICE or Building).

"**الرسوم الأخرى**" تعني تلك الرسوم الأخرى الواجب سدادها من قبل المستأجر للمالك (شاملة دون تحديد تلك الرسوم الأخرى المتصلة بالضرائب والتقييم الضريبي والأعباء والرسوم والأتعاب، المصروفات والأضرار المكتب أو المبنى).

"**Permits**" means all permits, approvals, consents, licenses, certificates or authorizations prescribed as required in accordance with the Applicable Laws which are necessary for the proper and complete performance or fulfilment of any of the obligations, covenants or agreements of a party to this Lease, including all statutory, municipal or government authorizations in relation to the OFFICE, the Permitted Use.

"**التصاريح**" تعني كافة التصاريح أو الموافقات أو التراخيص أو الشهادات أو التفويضات المطلوبة بموجب القوانين الواجبة التطبيق والتي تكون ضرورية لسلامة وإكمال أداء أو استيفاء أي من التزامات أو تعهدات أو اتفاقيات أي من طرفي هذا العقد، بما في ذلك كافة التفويضات القانونية أو البلدية أو الحكومية فيما يتصل بالمكتب والاستخدام المصرح به.

**"Retained Parts"** means all parts of the Building not comprising a lettable unit.

**"المناطق المحتفظ بها"** تعني كافة أجزاء المبنى التي لا تمثل وحدة قابلة للتأجير.

**"Tenant"** means the party so named in the Lease Particulars and any person in whom this Lease is vested from time to time.

**"المستأجر"** يعني الطرف المسمى كذلك في تفاصيل عقد الايجار وأي شخص يؤول إليه هذا العقد من وقت لآخر.

**"Term"** means the contractual term together with any continuation or extension of it whether by agreement or otherwise set out in the Lease Particulars.

**"المـــــدة"** تعني المدة التعاقدية وأي استمرارية أو تمديد لها سواء بموجب اتفاق أو خلافه وفقاً لما يتم تضمينه في تفاصيل عقد الايجار.

**"Utility Charges"** means electricity, gas and chilled water supplied to the OFFICE as measured by the Landlord.

**"رسوم الخدمات"** تعني رسوم الكهرباء والغاز والمياه المبردة التي يتم توفيرها في المكتب وفقا لتقييم المالك.

## 2. Term

## 2. المـــدة

2.1 Subject to Clause 2.2, the Landlord demises the **OFFICE** to the Tenant for the Term, subject to all rights, restrictions, covenants and liabilities affecting the **OFFICE** from time to time including (but without limitation) those mentioned in this Lease.

**1-2** طبقا للبند 2-2، يؤجر المالك المكتب للمستأجر للمدة، مع مراعاة كافة الحقوق، القيود، التعهدات والالتزامات التي تؤثر على المكتب من وقت لآخر بما في ذلك (لكن دون حصر) تلك المذكورة في عقد الإيجار هذا.

2.2 Subject to clause 2.3 below, the Term of this Lease may be renewed at the discretion of the Landlord no less than three (3) months prior to the Expiry Date. The Tenant shall notify the Landlord of its intention to renew this Lease or vacate the **OFFICE** on the Expiry Date, no less than six months prior to the Expiry Date.

**2-2** مع مراعاة البنود 2-3 أدناه، يجوز تجديد مدة هذا العقد وفقا لتقدير المالك قبل ما لايقل عن ثلاثة (3) أشهر من تاريخ الانتهاء. يقوم المستأجر بإخطار المالك بنيته في تجديد هذا العقد أو اخلاء المكتب في تاريخ الانتهاء وذلك قبل ما لا يقل عن ستة أشهر من تاريخ الانتهاء.

2.3 If the Tenant continues to occupy the OFFICE following the Expiry Date, the Lease shall be deemed to automatically renew for the same period on the same terms and conditions as this Lease.

**3-2** إذا إستمر المستأجر في شغل المكتب عقب تاريخ الإنتهاء، يتم إعتبار عقد الإيجار أنه قد تم تجديده لذات المدة وبنفس الشروط والأحكام كما في عقد الإيجار.

2.4 The Landlord may sell any property belonging to the Tenant and remaining in the OFFICE following the Expiry Date as agent of the Tenant. The proceeds of the sale shall be credited to the Tenant following the deduction of any fees, costs or other sums owed to the Landlord by the Tenant.

4-2 يجوز للمالك بيع أي ممتلكات تخص المستأجر وتظل في المكتب عقب تاريخ الإنتهاء، كوكيل للمُستأجر. يتم إيداع عائدات البيع لحساب المُستأجر بعد خصم أية رسوم، تكاليف أو مبالغ أخرى تكون في ذمة المستأجر للمالك.

## 3. Rent

## 3. مبلغ الايجـــــــار

The Tenant shall pay to the Landlord the Rent reserved as set out in Schedule 2 without any deduction or set off, which is inclusive of any expenses for electricity, water and sewage disposal facilities supplied to the OFFICE. The payment of such Rent shall be by cash or post-dated cheques (as set out in the table at Schedule 2), and provided to the Landlord on or before the Commencement Date.

يسدد المستأجر للمالك مبلغ الايجار المحجوز كما هو مُبين في الملحق 2 بدون أي استقطاع أو مقاصة والذي يشمل أية نفقات للكهرباء، والماء ومرافق التخلص من الصرف الصحي المزودة بالمكتب. يكون سداد مبلغ الايجار المذكور نقداً أو بموجب شيكات مؤجلة السداد (كما هو مبين في الجدول للملحق 2) ويتم تسليمها للمالك في أو قبل تاريخ البدء.

## 4. Condition

## 4. الحالة

The Parties agree and acknowledge that the condition of the OFFICE on the Commencement Date is as set out in Schedule 3 of this Lease.

يتفق الأطراف ويقروا بأن حالة مكتب في تاريخ البدء هي حسب ما تكون مبينة في الجدول 3 من عقد الإيجار هذا.

## 5. Tenant's covenants

## 5. تعهدات المستأجر

Throughout the Term, the Tenant covenants with the Landlord (and covenants to direct its employees):

طوال المدة، يتعهد المستأجر للمالك (ويتعهد بتوجيه موظفيه)

### 5.1 Repair

### 1-5 الاصـــــلاحات

(a) To maintain and keep the OFFICE in good and substantial repair and condition.

(أ) المحافظة على **مكتب** في حالة جيدة من الترميم والصيانة.

(b) Subject to the agreement of the Parties, to replace all of the Landlord's fixtures and fittings which become obsolete or need replacement with new articles of up to date design and of similar quality.

(ب) استبدال كافة تركيبات وتجهيزات المالك التي تصبح متهالكة أو التي تحتاج لاستبدالها بأخرى جديدة وفقا لأحدث تصميم وبنفس الجودة وذلك بموجب الاتفاق بين الطرفين.

(c) To clean the OFFICE regularly and keep it in a clean and tidy condition at all times.

(ت) تنظيف **مكتب** بانتظام والاحتفاظ بها نظيفة وأنيقة في كافة الأوقات.

### 5.2 Decoration

### 2-5 الديكـــــــــور

To keep the **OFFICE** properly decorated, such decorations to be pre-approved by the Landlord and carried out in accordance with the Landlord's specifications and

الحفاظ على ديكور **مكتب** في شكل مناسب وملائم، ويتعين الحصول على موافقة مسبقة من المالك بشأن مثل تلك الديكورات وأن يتم تنفيذها طبقا لمواصفات

procedures.

و إجراءات المالك.

5.3 **Alterations**

Not to make any alterations or additions to the **OFFICE** without the Landlord's prior written consent.

**3-5 التغييـــــــــــــرات**

عدم إجراء أيـة تغييرات أو إضـافات علـى **مكتب** دون موافقة مسبقة وخطية من المالك.

5.4 **Permitted Use**

To use the **OFFICE** only for the Permitted Use.

**4-5 الاستخدام المصرح به**

استخدام **مكتب** فقط لأغراض الاستخدام المصرح به.

5.5 **Restrictions affecting the use of the OFFICE**

**5-5 القيود التي تؤثر على استخدام مكتب**

(a) To take all precautions to keep the Business Centre free of rodents, vermin, insects, pests and not to bring to or keep birds, domestic pets or other animals at the OFFICE.

(أ) إتخـاذ كافـة الإجـراءات الاحتياطيـة للحفـاظ علـى المكتـب خاليـة مـن القـوارض، الهـوام، الحشـرات، الآفـــات وعـــدم جلـــب أو الاحتفـــاظ بـــالطيور أو الحيوانات الأليفة أو حيوانات أخرى في **مكتب**.

(b) To comply at all times with the Ajman Free Zone Rules.

(ب) الالتـزام فـي كـل الأوقـات بأنظمـة منطقـة عجمـان الحرة.

(c) Not to erect or install in the OFFICE any cameras or closed circuit television (cctv) equipment, without first obtaining the Landlord's prior written consent.

(ت) عدم وضع أو تركيب أية كاميرات أو معدات دائرة تليفزيونية مغلقة (سي سي تي في) في **مكتب** دون الحصـول علـى الموافقـة الخطيـة المسبقة أولاً مـن المالك.

(d) Not to store any petrol or other specially flammable, explosive or combustible substances or chemicals in the OFFICE and to comply at all times with all relevant fire and safety precautions.

(ث) عدم تخزين أية مواد بترولية أو أية مواد أخرى أو كيماويات قابلة للاشتعال أو الانفجار أو الاحتراق أو كيماويـات داخـل المكتـب مـع الالتـزام الـدائم بكافـة تدابير مكافحة الحريق والسلامة ذات الصلة.

(e) Not to use the OFFICE for any noxious, noisy or offensive trade or business nor for any illegal or immoral act or purpose.

(ج) عدم استخدام **مكتب** في أي أعمـال تجاريـة مؤذيـة أو مزعجـة أو مسيئة وعدم اسـتخدام الغرفـة فـي أيـة أعمال أو أغراض غير قانونية أو غير أخلاقية.

(f) Not to use any loudspeakers or other devices of a similar nature in such a manner so as to be heard near the OFFICE.

(ح) عدم استخدام مكبرات الصوت أو المعدات الأخرى ذات الطبيعـة المشـابهة علـى نحـو مسـموع خـارج **مكتب**.

(g) Not to do anything which emits an

(خ) عدم القيام بأي شئ من شأنه اطلاق رائحة كريهة.

obnoxious odour.

(h) not to prepare or cook any food at the OFFICE.

(د) عدم إعداد أو طبخ الطعام في **مكتب**.

(i) Not to smoke at the OFFICE.

(ذ) عدم التدخين في **مكتب**.

(j) Not to bring alcoholic beverages, drugs and all that is in their context into the OFFICE.

(ر) عدم إحضار المشروبات الكحولية، المخدرات وكل ما هو موجود في سياقها إلى **مكتب**

(k) Not to use any electrical or electronic devices without the written pre-approval of the Landlord.

(ز) عدم استخدام أي أجهزة كهربائية أو إلكترونية دون موافقة خطية مسبقة من المالك.

(l) Not to do anything in the OFFICE which may be or grow to be a nuisance, annoyance, disturbance, inconvenience or damage to the Landlord or to the other tenants, occupiers or visitors of the Building.

(س) عدم القيام بأي شئ في **مكتب** من شأنه أن يكون أو قد يصبح إزعاجا أو مضايقة أو تشويشا أو عائقا أو ضررا للمالك أو المستأجرين الآخرين أو شاغلي أو زائري المبنى.

(m) Not to load or use the floors, walls, ceilings or structures of the Building, or the OFFICE so as to cause strain, damage or interference with the structural parts, loadbearing framework, roof, foundations, joists and external walls of the Building.

(ش) عدم تحميل أوزان زائدة أو استخدام الأرضيات أو الجدران أو الأسقف أو هياكل المبنى أو **مكتب** بما يحدث أثر أو ضرر أو تداخل مع الأجزاء الهيكلية والأساسية والإطارات والأسقف والأساسات والدعامات والجدران الخارجية للمبنى.

(n) Not to place, leave or install any articles, merchandise, goods or other things in front of or elsewhere outside the OFFICE.

(ص) عدم وضع أو ترك أو تركيب أية مواد أو بضائع أو سلع أو أية أشياء أخرى أمام **مكتب** أو في أي مكان آخر خارجها.

(o) Not to permit the drains to be obstructed by oil, grease or other deleterious matter.

(ض) عدم السماح بإعاقة المجاري بالزيوت أو الشحوم أو أية مواد مؤذية أخرى.

(p) To comply with the Landlord's requirements and regulations from time to time in respect of garbage disposal (including the manner and its location for collection).

(ط) الالتزام بكافة متطلبات ولوائح المالك السارية المفعول من وقت لآخر بشأن التخلص من النفايات بما في ذلك الطريقة وأمكان تجميعها)

(q) To comply with the directions of the various departments of the

(ظ) الالتزام بتوجيهات مختلف الدوائر للمالك (بما في ذلك، دون حصر، إدارة البيئة).

Landlord (including, but not limited to the Environment Department).

**5.6 Signs**

The Tenant shall obtain the prior written approval of the Landlord for the installment of any signs, advertisements, posters, plates or antenna on or around the OFFICE.

**6-5 اللوحات**

يتعين على المستأجر الحصول على موافقة خطية مسبقة من المالك لتركيب أي يافطة، إعلانات، ملصقات، لوحات أو هوائي على أو حول المكتب.

**5.7 Alienation**

The Tenant shall not assign this Lease, share occupation, sublet or charge any part or whole of the OFFICE without the prior written consent of the Landlord.

**7-5 تنازل العقد**

يلتزم المستأجر بعدم التنازل عن عقد الإيجار هذا أو المشاركة في إشغال المكتب أو إنشاء أي عبء على أي جزء من أو كامل الغرفة دون الحصول على موافقة مسبقة وخطية من المالك.

**5.8 Trade License and other Approvals**

The Tenant shall obtain and maintain during the Term a valid trade license and such other approvals, consents, licenses or similar as issued by the relevant Authority in respect of the Tenant, the Permitted Use and to submit a copy of such documents to the Landlord on an annual basis.

**8-5 الترخيص التجاري والموافقات الأخرى**

يتعين على المستأجر خلال مدة العقد الحصول والمحافظة على الترخيص التجاري والموافقات الأخرى والتراخيص أو ما شابه ذلك والتي تصدر من السلطة المختصة فيما يتصل بالمستأجر والاستخدام المصرح به مع تقديم نسخة من تلك المستندات إلى المالك على أساس سنوي.

**5.9 Employees**

The Tenant shall only allow those employees directly employed by it (with a valid employment visa) to work in the **OFFICE.**

**9-5 الموظفـــــــــــــــــون**

يلتزم المستأجر بالسماح فقط للموظفين العاملين لديه مباشرة (بتأشيرة عمل سارية المفعول) للعمل في المكتب.

**5.10 Rights of Entry**

To permit the Landlord and anyone authorized by it to enter the OFFICE at all reasonable times.

**10-5 حقوق الدخول**

يلتزم المستأجر بالسماح للمالك ولأي شخص مفوّض من المالك بالدخول إلى المكتب في كافة الأوقات المعقولة.

**5.11 Comply with notices to repair**

To carry out all works necessary to remedy any breach of covenant of which the Landlord has given written notice to the Tenant within two (2) months (or sooner if necessary) after receipt of notice.

**11-5 الالتزام باخطارات الاصلاح**

تنفيذ كافة الأعمال اللازمة لمعالجة أي اخلال بالتعهدات التي يوجه بشأنها المالك اخطارا إلى المستأجر وذلك خلال شهرين (أو قبل ذلك حسب الضرورة) من استلام الاخطار.

**5.12 Indemnity**

**12-5 التعـــــــــــــــويض**

To indemnify the Landlord against all claims and proceedings brought against, and all damages, costs and liabilities suffered or incurred by, the Landlord in connection with:

يلتزم المستأجر بتعويض المالك مقابل كافة المطالبات والدعاوى المقامة ضده ومقابل كافة التعويضات والنفقات والالتزامات التي يتكبدها أو يتحملها المالك فيما يتصل بما يلي:

(a) the breach of any covenant or obligation of the Tenant or its employees under the terms of this Lease; or

(أ) الاخلال بأي تعهد أو التزام على عاتق المستأجر أو موظفيه بموجب عقد الإيجار هذا؛ أو

(b) The act, neglect or default of the Tenant, its agents, contractors, employees or any occupier of the OFFICE.

(ب) اي تصرف أو اهمال أو تقصير من قبل المستأجر أو وكلائه أو مقاوليه أو موظفيه أو اي شاغل للمكتب.

## 5.13 Yielding Up

## 13-5 تسليم العقار

(a) At the end of the Term:

(أ) في نهاية المدة :

(i) to return the OFFICE to the Landlord in its condition prior to any alteration or addition made during the Term and free from any defects to the satisfaction of the Landlord;

(i) إعادة المكتب الى المالك إلى ما كانت عليه قبل إجراء أية تغييرات أو إضافات تم تنفيذها خلال مدة العقد وخالي من أية عيوب وذلك على النحو الذي يرضي المالك؛

(ii) to remove all signs, Tenant's fixtures and fittings and loose items from the OFFICE making good any damage caused by such removal to the satisfaction of the Landlord; and

(ii) إزالة كافة اللوحات والتركيبات والتجهيزات الخاصة بالمستأجر والأشياء المفككة من المكتب وترميم أية أضرار تنتج عن تلك الإزالة وذلك على النحو الذي يرضي المالك؛ و

(iii) to yield up the OFFICE to the Landlord with vacant possession in a state and condition consistent with the performance and observance of the Tenant's covenants and obligations under this Lease.

(iii) تسليم حيازة المكتب إلى المالك خالية من أية موانع وفي حالة تتطابق مع تأدية ومراعاة تعهدات والتزامات المستأجر بموجب عقد الإيجار هذا.

## 5.14 Landlord's Regulations

## 14-5 لوائح المالك

To observe and perform or cause to be

يلتزم المستأجر بمراعاة وأداء والايعاز بمراعاة وأداء أية

observed and performed any rules and regulations made from time to time by the Landlord for the orderly and proper use of the Common Parts and the security, promotion, maintenance, management and general amenity of the Building.

أنظمة أو لوائح يقوم المالك بإصدارها من وقت لآخر لتنظيم وترتيب استخدام المناطق المشتركة وما يتعلق بالإجراءات الأمنية والترويج وصيانة وإدارة المبنى وأسباب الراحة العامة فيه.

## 6. Landlord's Covenant

## 6. تعهدات المالك

6.1 The Landlord covenants with the Tenant that, subject to the Tenant paying all sums due under and complying with all its obligations in this Lease:

1-6 شريطة قيام المستأجر بسداد كافة المبالغ المستحقة وأداء كافة التزاماته بموجب هذا العقد.

(a) the Tenant will peaceably and quietly hold and enjoy the OFFICE during the Term without any interruption by the Landlord or by any person lawfully claiming through, under or in trust for the Landlord; and

(أ) سوف يحتفظ المُستأجر بشكل سلمي وهادئ ويتمتع بالمكتب خلال مدة العقد دون أي تدخل من قبل المالك أو اي شخص يدعى بشكل قانوني من خلال، تحت إشراف أو لمنفعة المالك، و

(b) subject to clause 7.1, the Landlord will carry out those periodic repairs and maintenance that would be required to the OFFICE on a day to day basis (provided that the Tenant has given no less than one (1) month prior written notice to the Landlord), other than any damage caused to the OFFICE by the Tenant, for which the Tenant shall be responsible.

(ب) مع مراعاة البند 6-1، سوف يقوم المالك بتنفيذ تلك الإصلاحات والصيانة الدورية التي تكون مطلوبة للمكتب على أساس يومي (شريطة أن يكون المُستأجر قد أعطى إشعارا خطيا مُسبقا لا تقل مدته عن شهر (1) واحد إلى المالك)، غير أي ضرر يقع بالمكتب من قبل المُستأجر والذي يكون مسؤولا عنه.

## 7. Insurance

## 7. التأمين

The Tenant shall:

يتعين على المستأجر:

7.1 Not do or omit to do anything which may render any insurance policy relating to the **OFFICE** void or voidable in whole or part;

1-7 عدم القيام أو الإهمال في القيام بأي شيء قد يجعل أي وثيقة تأمين متعلقة بالمكتب باطلة أو قابلة للإبطال كليًا أو جزئيًا؛

7.2 not do or omit to do anything which may result in the increase of any premium payable under any insurance policy and if such increased premium becomes payable nonetheless, pay to the Landlord on demand the amount of such increase;

2-7 عدم القيام أو إغفال القيام بأي شيء قد يؤدي إلى زيادة أي قسط مستحق الدفع بموجب أي وثيقة تأمين وإذا كان هذا القسط الزائد أصبح مستحق الدفع، فإنه مع ذلك يُدفع إلى المالك عند الطلب مبلغ هذه الزيادة؛

7.3 comply with all requirements of the insurers in relation to the OFFICE notified to the Tenant and in particular (but not by way of limitation) install and maintain such fire equipment and observe such fire precautions as the insurers and the relevant Authority require;

3-7 الامتثال لجميع متطلبات شركات التأمين فيما يتعلق المكتب الذي تم إبلاغها للمستأجر وعلى وجه الخصوص (ولكن ليس على سبيل الحصر) تثبيت وصيانة معدات الحريق هذه ومراقبة مثل هذه الاحتياطات من الحرائق كما تتطلب شركات التأمين والسلطة المختصة؛

7.4 Notify the Landlord immediately upon becoming aware of any loss or damage relating to the OFFICE; and

4-7 إخطار المالك فور علمه بأي خسارة أو ضرر يتعلق بالمكتب ؛ و

7.5 pay to the Landlord on demand any sums under an insurance policy relating to the OFFICE which:

5-7 أن يدفع للمالك عند الطلب أية مبالغ بموجب وثيقة التأمين المتعلقة بالمكتب والتي:

(a) The Landlord is unable to recover owing to the act, neglect or default of the Tenant or any occupier of the OFFICE; or

(أ)لا يستطيع المؤجر استردادها بسبب فعل أو إهمال أو تقصير من جانب المستأجر أو أي من الشاغلين بالمكتب ؛ أو

(b) Relate to any excess to which the insurance cover is subject.

(ب) تتعلق بأي مبلغ تحمل يخضع له غطاء التأمين.

## 8. Fine and Termination

## 8. إنهـــــــاء العقـــــــــــد

8.1 The Landlord may (in its sole discretion) impose a fine on the Tenant (for an amount to be determined by the Landlord in its sole discretion) or immediately terminate this Lease at any time if:

**1-8** يجوز للمالك (حسب تقديره الوحيد) فرض غرامة على المستأجر (بمبلغ يتم تحديده بواسطة المالك وفق تقديره الوحيد) أو إنهاء عقد الإيجار هذا فورا في أي وقت في الحالات التالية:

(a) any rents are unpaid for thirty (30) days from the date of notification of the same by the Landlord; or

(أ) عدم سداد مبلغ الايجار لمدة ثلاثين (30) يوما من تاريخ قيام المالك بتوجيه إنذار بشأن ذلك؛ أو

(b) the Tenant or its employees fail to observe or perform any of the Tenant's obligations under this Lease within thirty (30) days from the date of notification of the same by the Landlord; or

(ب) فشل المستأجر أو موظفيه في مراعاة أو أداء أي من التزاماته بموجب عقد الإيجار هذا خلال ثلاثين (30) يوما من تاريخ قيام المالك بتوجيه إنذار بشأن ذلك؛ أو

(c) if there is a Change of Control of the Tenant; or

(ت) إذا حدث تغيير في إدارة المستأجر ؛ أو

(d) if the Tenant uses or allows use of the OFFICE for illegal purposes or

(ث) إذا قام المستأجر باستخدام أو سمح باستخدام المكتب لأغراض غير قانونية أو خرقاً للنظام العام

in violation of public order and public morals or anything else (in the Landlord's sole discretion); or

والأخلاق العامة أو أي شيء آخر (حسب تقدير المالك الوحيد)؛ أو

(e) if the Tenant acts in a manner which is deemed to be potentially damaging to the reputation of the Landlord.

(ج) إذا تصرف المستأجر على نحو يُعتبر أنه يؤدي إلى إضرار محتمل بسمعة المالك.

8.2 The Parties agree that termination under this Lease (including on the Expiry Date) shall occur in accordance with the terms of this Lease and without the need for court or other order or further notice and all references to termination wherever they appear in this Lease shall be interpreted accordingly.

**8-2** يوافق الطرفان على أن الانهاء بموجب عقد الإيجار هذا (بما في ذلك الانهاء بحلول تاريخ الانتهاء) يكون طبقا لبنود هذا العقد ودون الحاجة لأي أمر من المحكمة أو أي أمر آخر أو إنذار، كما يوافق الطرفان على تفسير كافة الإشارات إلى الانهاء أينما وردت في هذا العقد بناء على ذلك.

## 9. Representations and Warranties

## 9. التعهدات والضمانات

9.1 The Tenant warrants and represents that:

1-9 يضمن ويتعهد المستأجر أن:

(a) it has full power and authority to enter into this Lease and to perform its obligations under this Lease; and

(أ) لديه كامل السلطة والصلاحية لإبرام عقد الإيجار هذا ولتأدية كافة التزاماته بموجب العقد؛ و

(b) its representative signing this Lease has been lawfully authorized to do so.

(ب) ممثله الذي يقوم بالتوقيع على عقد الإيجار هذا مفوّض قانونا للقيام بذلك.

## 10. Miscellaneous Provisions

## 10. أحكـــــام متنـــــــوعة

### 10.1 Notices

### 1-10 الإشعارات

(a) Any notices given to a party under or in connection with this Lease:

(أ) أي إشعار أو إخطار يتم توجيهه إلى أي طرف بموجب أو فيما يتصل بعقد الإيجار هذا:

(i) shall be in writing and in Arabic or English, and may be by way of fax or electronic mail (unless otherwise agreed);

(i) يتعين أن يكون خطيا وباللغة العربية أو الانجليزية؛ ويمكن أن يكون عن طريق الفاكس أو البريد الإلكتروني (ما لم يتفق على خلاف ذلك)؛

(ii) other than in respect of notices sent by way of electronic mail, notices shall be signed by or on behalf of the party giving

(ii) بخلاف فيما يتعلق بالإشعارات المرسلة عن طريق البريد الإلكتروني، يتعين التوقيع عليه من قبل أو بالنيابة عن الطرف الذي يوجه الانذار؛ و

it; and

(iii) in respect of notices delivered by hand, delivery shall be recorded or by registered courier with delivery recorded, and delivered to the contacts and addresses as set out in clause 12.1(c).

(iii) فيما يتعلق بالإشعارات المسلمة باليد، مع قيد التسليم أو عن طريق خدمة توصيل بريدي مسجلة بعلم الوصول، وتسليمه إلى جهات الاتصال و العناوين المبينة في البند 12-1 (ب).

(b) Notice is deemed to have been served:

(ب) ويعتبر الإشعار أو الإخطار قد تم توجيهه:

(i) at the time of delivery if delivered personally or by way of fax or electronic mail;

(i) عند التسليم، في حالة التسليم الشخصي أو عن طريق الفاكس أو البريد الإلكتروني؛

(ii) three (3) days after posting it if sent by couriered mail; or

(ii) خلال ثلاثة (3) أيام بعد ايداعه لدى البريد، في حال ارساله عن طريق خدمة التسليم البريدي؛ أو

(iii) Upon confirmation of completion of the transmission.

(iii) عند تأكيد اكتمال الارسال.

(c) The notice details of the Parties are as follows:

(ج) بيانات الإشعار للأطراف هي كما يلي:

(i) in the case of the Tenant:

Address:

P.O. Box:

Telephone: 00971551543272

E-mail: khuram@wistech.biz

Fax:

(i) في حال المستأجر:
العنوان:
ص.ب:
هاتف: 00971551543272
بريد الكتروني: khuram@wistech.biz
فاكس:

(ii) in the case of the Landlord:

(iii) Ajman Free Zone

Address: Ajman

(ii) في حال المالك:
(iii) منطقه عجمان الحره
العنوان: عجمان
ص.ب: 932
هاتف: 97167011555
بريد الكتروني:
Registration.Leasing@afz.ae
فاكس: 97167429222

P.O. Box: 932

Telephone: 97167011555

E-mail:

Registration.Leasing@afz.ae

Fax: 97167429222

## 10.2 Entire Agreement

(a) This Lease embodies the entire agreement between the Landlord and the Tenant and supersedes all prior agreements, correspondence, negotiation, discussion and writings exchanged between the Parties in respect of the OFFICE.

(b) This Lease may not be changed or modified, in whole or in part, in any manner other than by an instrument in writing duly signed by the Tenant and the Landlord.

## 10.3 Governing Law and Language

(a) This Lease shall be governed by and construed in accordance with the laws of the Emirate of Ajman and the federal laws of the United Arab Emirates.

(b) In the event of a dispute, inconsistency or contradiction of the terms of this Lease, the Arabic version shall prevail.

## 10.4 Dispute Resolution

Any dispute arising out of or in connection with this Lease (including any question regarding its existence, validity or termination) shall be referred to and resolved by the Dispute Resolution Committee in the Ajman Free Zone, formed pursuant to Emiri Decree No. 6 of 2018.

## 10-2 كامل الاتفاق

(أ) يجسد هذا العقد كامل الاتفاق بين المالك والمستأجر، لذا، فهو يلغي ويحل محل كافة الاتفاقية والمراسلات والمفاوضات والمناقشات والمستندات المكتوبة السابقة المتبادلة بين الطرفين الخاصة بالمكتب.

(ب) أي تغيير او تعديل في هذا العقد، سواء كان ذلك التعديل او التغيير بشكل كامل أو جزئي، يجب ان يتم بموجب اتفاقية خطية موقع عليها من قبل المستأجر والمالك حسب الأصول.

## 10-3 القانون الحاكم واللغة

(أ) يُحكم هذا العقد بواسطة ويُفسر طبقا لقوانين إمارة عجمان والقوانين الاتحادية بدولة الإمارات العربية المتحدة.

(ب) في حال نشوء أي نزاع أو تضارب أو تناقض بشأن بنود هذا العقد، يعتمد النص باللغة العربية.

## 10-4 حسم المنازعات

أي نزاع ينشأ عن أو فيما يتعلق بعقد الإيجار هذا (بما في ذلك أية مسائل بشأن وجوده أو سريانه أو إنهائه) سوف يحال إلى ويحسم من قبل قرار لجنة المنازعات في منطقة عجمان الحرة، تشكلت بموجب المرسوم الأميري رقم 6 لسنة 2018.

**IN WITNESS WHEREOF** the Parties hereto have executed this Lease on the day and year first above written.

**إشهادا عليه**، فقد قام الطرفان بالتوقيع على عقد الإيجار هذا في التاريخ المدون بصدره أعلاه.

**Execution** | **التوقيعات:**

**Ajman Free Zone** | **منطقة عجمان الحرة**

| | | | |
|---|---|---|---|
| By: | Leasing & Registration Dept | **إداره التسجيل والتأجير** | من قبل: |
| Name: | Fadia Saeed Almarzooqi | **فاديه سعيد المرزوقي** | الاسم: |
| Title: | Team Leader - Registration & Leases - Registration & Leases Dept | **قائد فريق – التسجيل و التأجير – إداره التسجيل والتأجير** | المُسمى: |
| Date: | | | التاريخ: |
| Witness: | | | الشاهد: |

**FERRET CONSULTING F.Z.C** | فيريت كونسلتنج ش.م.ح

| | | |
|---|---|---|
| By: | **BABAR ALI SYED** | من قبل: |
| Name: | **BABAR ALI SYED** | الاسم: |
| Title: | **DIRECTOR** | المُسمى: |
| Date: | **21/12/2021** | التاريخ: |
| Witness: | | الشاهد: |